UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 25, 2004

AMN Healthcare Services, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-16753	06-1500476
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

12400 High Bluff Drive, Suite 100 San Diego, California		92130
(Address of principal executive offices)		(Zip Code)

(866) 871-8519

(registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 25, 2004, we reported our fourth quarter 2003 results. Our fourth quarter 2003 results are discussed in detail in the press release attached hereto as Exhibit 99, which is incorporated by reference in its entirety.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMN Healthcare Services, Inc.

		By:	/s/ Donald R. Myll
Donald R. Myll
Chief Accounting Officer and Chief Financial Officer
Date:	February 25, 2004

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release: AMN Healthcare Services, Inc. Reports Fourth Quarter Results